Dreyfus New York Tax Exempt Money Market Fund

ANNUAL REPORT
May 31, 1999

The views expressed herein are current to the date of this report. These views and the composition of the fund's portfolio are subject to change at any time based on market and other conditions.

* Not FDIC-Insured
* Not Bank-Guaranteed
* May Lose Value

Year 2000 Issues (Unaudited)

The fund could be adversely affected if the computer systems used by The Dreyfus Corporation and the fund's other service providers do not properly process and calculate date-related information from and after January 1, 2000. The Dreyfus Corporation is working to avoid Year 2000-related problems in its systems and to obtain assurances from other service providers that they are taking similar steps. In addition, issuers of securities in which the fund invests may be adversely affected by Year 2000-related problems. This could have an impact on the value of the fund's investments and its share price.

        Contents

        THE FUND
----------------

   2    Letter from the President
   3    Discussion of Fund Performance
   6    Statement of Investments
   10   Statement of Assets and Liabilities
   11   Statement of Operations
   12   Statement of Changes in Net Assets
   13   Financial Highlights
   14   Notes to Financial Statements
   17   Report of Independent Auditors
   18   Important Tax Information

        FOR MORE INFORMATION
----------------------------
        Back Cover

Dreyfus New York
Tax Exempt Money Market Fund

The Fund

LETTER FROM THE PRESIDENT
-------------------------
Dear Shareholder:

We are pleased to present this annual report for Dreyfus New York Tax Exempt Money Market Fund, covering the 12-month period from June 1, 1998 through May 31, 1999. Inside, you'll find valuable information about how the fund was managed during the reporting period, including a discussion with the fund's portfolio manager, Karen Hand.

Yields on both taxable and tax-exempt money market securities remained relatively stable during much of the spring and summer of 1998. In the fall of 1998, however, money market yields declined significantly in the wake of the Federal Reserve Board's decision to ease monetary policy. At the time, the Federal Reserve was concerned about persistent economic weakness abroad. Their adoption of lower short-term interest rates was intended to stimulate not just domestic economic growth, but the economies of other nations as well. In light of stronger-than-expected global economic growth during the first five months of 1999, the Fed's strategy appears to have been effective.

Despite lower nominal interest rates for tax-exempt money market instruments, very low inflation has continued to support attractive real returns, which are nominal yields less the rate of inflation.

We appreciate your confidence over the past year, and we look forward to your continued participation in Dreyfus New York Tax Exempt Money Market Fund.

Sincerely,

/s/ Stephen E. Canter


Stephen E. Canter
President and Chief Investment Officer
The Dreyfus Corporation
June 14, 1999

Discussion of Fund Performance
------------------------------
Karen Hand, Portfolio Manager

How did Dreyfus New York Tax Exempt Money Market Fund perform over the reporting period?

For the one-year period ended May 31, 1999, Dreyfus New York Tax Exempt Money Market Fund produced a tax-exempt yield of 2.51%. After taking into account the effect of compounding, the fund provided an effective yield of 2.54%.1

The fund provided a total return of 2.54%,2 compared to the Lipper New York Tax-Exempt Money Market Funds category average total return of 2.65% for the same time period.3

What is the fund's investment approach?

Our goal is to seek a high level of federal, and New York state and city tax-exempt income while maintaining a stable $1.00 share price. We also are especially vigilant in our efforts to preserve capital.

In pursuit of these objectives, we employ two primary strategies. First, we attempt to add value by constructing a diverse portfolio of high-quality, tax-exempt money market instruments from New York issuers. Second, we actively manage the portfolio's average maturity in anticipation of interest rate trends and supply-and-demand changes in New York's short-term municipal marketplace.

For example, if we expect supply to increase temporarily when many municipalities issue short-term debt at once -- as they tend to in June and July, for example -- we may reduce the portfolio's average maturity to make cash available for the purchase of higher-yielding securities. That's because yields tend to rise if many issuers are competing for investor interest. If we expect demand to surge at a time when we anticipate little issuance and, therefore, lower yields -- as often happens in January -- we may increase the portfolio's average maturity to maintain current yields for as long as practical. At other times, we try
                                                                The Fund     3
to maintain an average maturity that reflects our view of short-term interest rate trends.

What other factors influenced the fund's performance?

Although the fund, by definition, primarily contains securities from New York issuers, the entire U.S. fixed-income marketplace was influenced during the reporting period by economic events overseas. When the Asian currency and credit crisis threatened Latin America last summer and fall, the Federal Reserve Board and other central banks reduced key short-term interest rates. This move was intended to help boost economic activity by making borrowing less expensive for corporations. An additional consequence was lower yields on money market securities.

Despite economic weakness in some overseas markets, the U.S. and New York economies remained strong. Because municipalities have enjoyed higher tax revenues during this period of economic prosperity, many have had less need to borrow. As a result, fewer tax-exempt money market securities were issued in New York than in the same 12-month period one year ago. Yet, demand from investors seeking to minimize their income tax liabilities remained high. This imbalance helped push short-term tax-exempt yields down further during the second half of 1998. Tax-exempt yields have remained relatively stable so far in 1999.

What is the fund's current strategy?

We have continued to focus on high-quality money market instruments from a wide array of New York issuers. Some of the most frequently used instruments include Variable Rate Demand Notes (VRDNs), which are issued by investment banks through the securitization of longer term municipal bonds. With a put feature of either one or seven days attached to each VRDN, we believe that
VRDNs
4
afford a high degree of liquidity as well as high quality to the portfolio. Accordingly, as of May 31, 1999, approximately 46% of the portfolio was composed of VRDNs. The remaining 54% was comprised of municipal notes as well as non-rated short-term debt from New York counties and school districts that have been deemed equivalent to the highest credit agency ratings by Dreyfus credit analysts.

June 14, 1999

1 Effective yield is based upon dividends declared daily and reinvested monthly. Past performance is no guarantee of future results. Yields fluctuate. An investment in the fund is not insured or guaranteed by the FDIC or any other government agency. Although the fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the fund.
2 Total return includes reinvestment of dividends. Income may be subject to state and local taxes for non-New York residents, and some income may be subject to the Federal Alternative Minimum Tax (AMT) for certain shareholders.
3   Source: Lipper Analytical Services, Inc.

                                                                     The Fund  5

STATEMENT OF INVESTMENTS
May 31, 1999

-----------------------------------------------------------------------------------------
                                                                   Principal
Tax Exempt Investments--98.4%                                      Amount ($)   Value ($)
-----------------------------------------------------------------------------------------
New York--96.5%
Buffalo, RAN 3.75%, Series A, 7/27/1999
   (LOC; Landesbank Hessen)                                         4,000,000    4,004,537
Erie County, RAN 4%, 10/31/1999 (LOC; The Bank of New York)         5,000,000    5,017,818
Long Island Power Authority, Electric Systems Revenue, CP
   2.80%, 8/12/1999 (LOC: Bayerische Landesbank and
   Westdeutsche Landesbank)                                         5,000,000    5,000,000
Metropolitan Transportation Authority, Transportation
   Facility Revenue, CP:
      3%, Series 1, 7/9/1999 (LOC; ABN-Amro Bank)                  10,000,000   10,000,000
      2.65%, Series 1, 7/14/1999 (LOC; ABN-Amro Bank)              13,000,000   13,000,000
      3.05%, Series 1, 7/20/1999 (LOC; ABN-Amro Bank)               8,000,000    8,000,000
Monroe County Industrial Development Agency, Revenue,
   VRDN (Enbi Corp.)
      3.70% (LOC; Rabobank Nederland) a                             4,700,000    4,700,000
New York City, VRDN:
   3.30%, Series B (Insured; MBIA and LOC; Bank of Austria) a       2,100,000    2,100,000
   3.30%, Series B-4 (Insured; MBIA and LOC; Credit Agricole
      de Indosuez) a                                                5,000,000    5,000,000
   3.40%, Sub-Series E-2 (LOC; Morgan Guaranty Trust Co.) a         2,600,000    2,600,000
New York City Health and Hospital Corporation, Health Systems
   Revenue, VRDN
      3.05%, Series B (LOC; Canadian Imperial Bank of
         Commerce)a                                                 7,800,000    7,800,000
New York City Housing Development Corporation, MFMR, VRDN
   (York Avenue Development Project)
      4% (LOC; Midland Bank)a                                       7,000,000    7,000,000
New York City Industrial Development Agency, VRDN:
   Civil Facility Revenue (Mercy College Project)
      3.10% (LOC; The Bank of New York)a                            1,600,000    1,600,000
   IDR (Stroheim & Roman Inc. Project)
      3.10% (LOC; Westdeutsche Landesbank)a                         5,700,000    5,700,000
New York City Municipal Water Finance Authority, Water and
   Sewer Systems Revenue:
      CP 3.15%, 8/9/1999 (LOC: Bank of Nova Scotia,
         Commerzbank and Toronto-Dominion Bank)                    15,000,000   15,000,000
      VRDN:
         3.30%, Series C (Liquidity Facility and Insured; FGIC) a   4,000,000    4,000,000
         3.30%, Series G (Liquidity Facility and Insured; FGIC) a   4,500,000    4,500,000
New York City Transitional Finance Authority, Revenue
   2.90%, Sub-series B-1, 11/1/1999
   (LOC; Morgan Guaranty Trust Co.)                                15,000,000   15,000,000

-----------------------------------------------------------------------------------------
                                                                   Principal
Tax Exempt Investments (continued)                                  Amount ($)   Value ($)
-----------------------------------------------------------------------------------------
New York (continued)
New York City Trust, Cultural Resource Revenue, Refunding,
   VRDN (American Museum of Natural History)
   3%, Series A (Insured; MBIA and BPA; Credit Suisse) a            5,765,000    5,765,000
State of New York, CP 2.65%, 7/16/1999
   (LOC; Westdeutsche Landesbank)                                  20,000,000   20,000,000
New York State Dormitory Authority, LR, Refunding
   (State University Dormitory Facilities)
      5%, Series A, 7/1/1999 (Insured; AMBAC)                       7,385,000    7,392,841
New York State Energy Research and Development Authority,
   PCR, VRDN:
      (Central Hudson Gas and Electric Co. Project)
         3.20%, Series A (LOC; Union Bank of Switzerland) a         2,600,000    2,600,000
      (Niagara Mohawk Power Corp.)
         3.40%, Series B (LOC; Toronto-Dominion Bank) a             5,400,000    5,400,000
New York State Environmental Facilities Corporation,
   RRR, VRDN (Equity Huntington Project)
   3.35% (LOC: Union Bank of Switzerland) a                         1,300,000    1,300,000
New York State Environmental Quality 3%, Series G,
   12/8/1999 (LOC; Westdeutsche Landesbank)                         7,000,000    7,000,000
New York State Housing Finance Agency, Contract Obligation,
   VRDN 3.05%, Series A (LOC; Commerzbank) a                       11,000,000   11,000,000
New York State Local Government Assistance Corporation,
   VRDN:
      3%, Series A (LOC: Bayerische Landesbank and
         Westdeutsche Landesbank) a                                37,600,000   37,600,000
      3%, Series B (LOC; Krediet Bank) a                            4,900,000    4,900,000
      3%, Series F (LOC; Toronto-Dominion Bank) a                   9,800,000    9,800,000
New York State Medical Care Facilities Finance Agency,
   Revenue, VRDN
   (Pooled Equipment Loan Program) 3%, Series 1
   (LOC; Chase Manhattan Bank) a                                    2,200,000    2,200,000
New York State Power Authority, Revenue, CP
   3%, 7/8/1999 (LOC: Bank of Nova Scotia, Commerzbank,
   Credit Locale de France, Landeshessen-Thuringen,
   Morgan Guaranty Trust Co. and Toronto-Dominion Bank)             5,000,000    5,000,000
Oyster Bay, RAN 3.25%, Series A, 11/30/1999                        10,000,000   10,012,113
Port Authority of New York and New Jersey,
   Special Obligation Revenue, VRDN
   (Versatile Structure) 3.30%, Series 6
   (LOC; Bank of Nova Scotia) a                                     8,100,000    8,100,000

                                                                The Fund    7

-----------------------------------------------------------------------------------------
                                                                   Principal
Tax Exempt Investments (continued)                                  Amount ($)   Value ($)
-----------------------------------------------------------------------------------------
New York (continued)
Sachem Central School District, TAN (Holbrook) 4%, 6/25/1999        7,500,000    7,501,572
Three Village Central School District, TAN (Brookhaven and
   Smithtown) 3.90%, 6/30/1999                                      8,000,000    8,001,836
Westchester County, TAN 2.83%, Series 1, 12/30/1999                12,000,000   12,000,661
U.S. Related--1.9%
Commonwealth of Puerto Rico, TRAN 3.50%, Series A,
   7/30/1999                                                        5,500,000    5,505,702
Total Investments (cost $291,102,080)                                   98.4%  291,102,080
Cash and Receivables (Net)                                               1.6%    4,688,025
Net Assets                                                             100.0%  295,790,105

-----------------------------------------------------------------------------------------
Summary of Abbreviations
AMBAC   American Municipal Bond                 MBIA   Municipal Bond Investors
          Assurance Corporation                        Assurance Insurance
BPA     Bond Purchase Agreement                          Corporation
CP      Commercial Paper                        MFMR   Multi-Family Mortgage Revenue
FGIC    Federal Guaranty Investment Contract    PCR    Pollution Revenue
IDR     Industrial Development Revenue          RAN    Revenue Anticipation Notes
LR      Lease Revenue                           RRR    Resources Recovery Revenue
LOC     Letter of Credit                        TAN    Tax Anticipation Notes
                                                TRAN   Tax Revenue Anticipation Notes
                                                VRDN   Variable Rate Demand Notes

-----------------------------------------------------------------------------------------
Summary of Combined Ratings (Unaudited)

Fitch        or        Moody's        or        Standard & Poor's        Value (%)
-----------------------------------------------------------------------------------------
F1+/F1                 VMIG1/MIG1,P1            SP1+/SP1,A1+/A1              94.0
AAA/AAA (b)            Aaa/Aa,A1 (b)            AAA/AA (b)                    2.5
Not Rated (c)          Not Rated (c)            Not Rated (c)                 3.5
                                                                            100.0

a   Securities payable on demand. Variable interest rate--subject to change.
b Notes which are not F, MIG or SP rated are represented by bond ratings of the issuers.
c Securities which, while not rated by Fitch, Moody's and Standard & Poor's have been determined by the Manager to be of comparable quality to those rated securities in which the fund may invest.

See notes to financial statements.

STATEMENT OF ASSESTS AND LIABILITIES
May 31, 1999

-----------------------------------------------------------------------------------------
                                                                     Cost           Value
-----------------------------------------------------------------------------------------
Assets ($):
Investments in securities--See Statement of Investments       291,102,080     291,102,080
Cash                                                                            2,565,034
Interest receivable                                                             2,293,267
Prepaid expenses and other assets                                                  22,934
                                                                              295,983,315
-----------------------------------------------------------------------------------------
Liabilities ($):
Due to The Dreyfus Corporation and affiliates                                     152,211
Accrued expenses and other liabilities                                             40,999
                                                                                  193,210
-----------------------------------------------------------------------------------------
Net Assets ($)                                                                295,790,105
-----------------------------------------------------------------------------------------
Composition of Net Assets ($):
Paid-in capital                                                               295,854,008
Accumulated net realized gain (loss) on investments                               (63,903)
-----------------------------------------------------------------------------------------
Net Assets ($)                                                                295,790,105
-----------------------------------------------------------------------------------------
Shares Outstanding
(unlimited number of $.001 par value shares of
   Beneficial Interest authorized)                                            295,854,008
Net Asset Value, offering and redemption price per share ($)                         1.00

See nots to financial statements.

                                                                  The Fund     9

STATEMENT OF OPERATIONS
Year Ended May 31, 1999

-----------------------------------------------------------------------------------------
Investment Income ($)
-----------------------------------------------------------------------------------------
Interest Income                                                                 9,307,826
Expenses:
Management fee--Note 2(a)                                                       1,476,899
Shareholder servicing costs--Note 2(b)                                            319,106
Custodian fees                                                                     30,806
Professional fees                                                                  28,485
Trustees' fees and expenses--Note 2(c)                                             23,273
Registration fees                                                                  13,594
Prospectus and shareholders' reports                                                9,657
Miscellaneous                                                                       7,694
Total Expenses                                                                  1,909,514
Investment Income--Net                                                          7,398,312
-----------------------------------------------------------------------------------------
Realized Gain (Loss) on Investments--Note 1(b) ($):                                (1,432)
Net Increase in Net Assets Resulting From Operations                            7,396,880

See notes to financial statements.

STATEMENT OF CHANGES IN NET ASSETS

-------------------------------------------------------------------------------------------
                                                                        Year Ended May 31,
                                                                        -------------------
                                                                        1999          1998
-------------------------------------------------------------------------------------------
Operations ($):
Investment income--net                                             7,398,312      8,620,715
Net realized gain (loss) on investments                               (1,432)        (4,789)
Net Increase (Decrease) in Net Assets
   Resulting from Operations                                       7,396,880      8,615,926
-------------------------------------------------------------------------------------------
Dividends to Shareholders From ($):
Investment income--net                                            (7,398,312)    (8,620,715)
-------------------------------------------------------------------------------------------
Capital Stock Transactions ($):
Net proceeds from shares sold                                    388,327,235    357,550,281
Dividends reinvested                                               6,959,328      8,147,298
Cost of shares redeemed                                         (380,768,904)  (375,947,667)
Increase (Decrease) in Net Assets from
   Capital Stock Transactions                                     14,517,659    (10,250,088)
Total Increase (Decrease) in Net Assets                           14,516,227    (10,254,877)
-------------------------------------------------------------------------------------------
Net Assets ($):
Beginning of Period                                              281,273,878    291,528,755
End of Period                                                    295,790,105    281,273,878

See notes to financial statements.

                                                                The Fund     11

FINANCIAL HIGHLIGHTS

The following table describes the performance for the fiscal periods indicated. Total return shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions. These figures have been derived from the fund's financial statements.

-----------------------------------------------------------------------------------------
                                                           Year Ended May 31,
                                           ----------------------------------------------
                                             1999      1998      1997      1996      1995
-----------------------------------------------------------------------------------------
Per Share Data ($):
Net asset value, beginning
   of period                                 1.00      1.00      1.00      1.00      1.00
Investment Operations:
Investment income--net                       .025      .029      .028      .030      .027
Distributions:
Dividends from investment
   income--net                              (.025)    (.029)    (.028)    (.030)    (.027)
Net asset value, end of period               1.00      1.00      1.00      1.00      1.00
-----------------------------------------------------------------------------------------
Total Return (%)                             2.54      2.97      2.83      3.05      2.76
-----------------------------------------------------------------------------------------
Ratios/Supplemental Data (%):
Ratio of expenses to
   average net assets                         .65       .67       .68       .64       .68
Ratio of net investment income
   to average net assets                     2.50      2.93      2.79      3.00      2.71
-----------------------------------------------------------------------------------------
Net Assets, end of period
   ($ x 1,000)                            295,790   281,274   291,529   298,768   317,840

See notes to financial statements.

NOTES TO FINANCUAL STATEMENTS

NOTE 1--Significant Accounting Policies:
Dreyfus New York Tax Exempt Money Market Fund (the "fund") is registered under the Investment Company Act of 1940, as amended (the "Act"), as a non-diversified open-end management investment company. The Fund's investment objective is to provide investors with as high a level of current income exempt from Federal, New York State and New York City income taxes as is consistent with the preservation of capital and the maintenance of liquidity. The Dreyfus Corporation (the "Manager") serves as the fund's investment adviser. The Manager is a direct subsidiary of Mellon Bank, N.A. Premier Mutual Fund Services, Inc. is the distributor of the fund's shares, which are sold to the public without a sales charge.

It is the fund's policy to maintain a continuous net asset value per share of $1.00; the fund has adopted certain investment, portfolio valuation and dividend and distribution policies to enable it to do so. There is no assurance, however, that the fund will be able to maintain a stable net asset value per share of $1.00.

The fund's financial statements are prepared in accordance with generally accepted accounting principles which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

(a) Portfolio valuation: Investments in securities are valued at amortized cost, which has been determined by the fund's Board of Trustees to represent the fair value of the fund's investments.

(b) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Interest income, adjusted for amortization of premiums and original issue discounts on investments, is earned from settlement date and recognized on the accrual basis. Realized gain and loss from securities transactions are recorded on the identified cost basis. Cost of investments represents amortized cost. Under the terms of the custody agreement, the fund received net earnings credits of $20,958 during the period ended May 31, 1999 based
                                                                The Fund     13
on available cash balances left on deposit. Income earned under this arrangement is included in interest income.

The fund follows an investment policy of investing primarily in municipal obligations of one state. Economic changes affecting the state and certain of its public bodies and municipalities may affect the ability of issuers within the state to pay interest on, or repay principal of, municipal obligations held by the fund.

(c) Dividends to shareholders: It is the policy of the fund to declare dividends daily from investment income-net. Such dividends are paid monthly. Dividends from net realized capital gain are normally declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the "Code"). To the extent that net realized capital gain can be offset by capital loss carryovers, it is the policy of the fund not to distribute such gain.

(d) Federal income taxes: It is the policy of the fund to continue to qualify as a regulated investment company, which can distribute tax exempt dividends, by complying with the applicable provisions of the Code, and to make distributions of income and net realized capital gain sufficient to relieve it from substantially all Federal income and excise taxes.

The fund has an unused capital loss carryover of approximately $47,000 available for Federal income tax purposes to be applied against future net securities profits, if any, realized subsequent to May 31, 1999. The carryover does not include net realized securities losses from November 1, 1998 through May 31, 1999, which are treated for Federal income tax purposes as arising in fiscal 2000. If not applied, $2,000 of the carryover expires in fiscal 2002, $27,000 expires in fiscal 2003, $7,000 expires in fiscal 2004, $3,000 expires in fiscal 2005, $4,000 expires in fiscal 2006 and $4,000 expires in fiscal 2007.

At May 31, 1999, the cost of investments for Federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).

NOTE 2--Management Fee and Other Transactions
With Affiliates:

(a) Pursuant to a management agreement ("Agreement") with the Manager, the management fee is computed at the annual rate of .50 of 1% of the value of the fund's average daily net assets and is payable monthly. The Agreement provides that if in any full fiscal year the aggregate expenses of the fund, exclusive of taxes, brokerage, interest on borrowings and extraordinary expenses, exceed 11/2% of the value of the fund's average net assets the fund may deduct from the payments to be made to the Manager, or the Manager will bear such excess expense. During the period ended May 31, 1999, there was no expense reimbursement pursuant to the Agreement.

(b) Under the Shareholder Services Plan, the fund reimburses Dreyfus Service Corporation, a wholly-owned subsidiary of the Manager, an amount not to exceed an annual rate of .25 of 1% of the value of the fund's average daily net assets for certain allocated expenses of providing personal services and/or maintaining shareholder accounts. The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the fund and providing reports and other information, and services related to the maintenance of shareholder accounts. During the period ended May 31, 1999, the fund was charged $165,861 pursuant to the Shareholder Services Plan.

The fund compensates Dreyfus Transfer, Inc., a wholly-owned subsidiary of the Manager, under a transfer agency agreement for providing personnel and facilities to perform transfer agency services for the fund. During the period ended May 31, 1999, the fund was charged $102,042 pursuant to the transfer agency agreement.

(c) Each trustee who is not an "affiliated person" as defined in the Act receives from the fund an annual fee of $1,500 and an attendance fee of $250 per meeting. The Chairman of the Board receives an additional 25% of such compensation.

                                                                The Fund     15

REPORT OF INDEPENDENT AUDITORS

Shareholders and Board of Trustees
Dreyfus New York Tax Exempt Money Market Fund

We have audited the accompanying statement of assets and liabilities of Dreyfus New York Tax Exempt Money Market Fund, including the statement of investments, as of May 31, 1999, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and financial highlights for each of the years indicated therein. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of May 31, 1999 by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Dreyfus New York Tax Exempt Money Market Fund at May 31, 1999, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the indicated years, in conformity with generally accepted accounting principles.


                                            Ernst & Young LLP

New York, New York
July 6, 1999

IMPORTANT TAX INFORMATION (Unaudited)

In accordance with Federal tax law, the fund hereby designates all the dividends paid from investment income-net during the fiscal year ended May 31, 1999 as "exempt-interest dividends" (not subject to regular Federal and, for individuals who are New York residents, New York State and New York City personal income taxes).

                                                                The Fund     17

For More Information


Dreyfus
New York Tax Exempt
Money Market Fund
200 Park Avenue
New York, NY 10166

Manager

The Dreyfus Corporation
200 Park Avenue
New York, NY 10166

Custodian

The Bank of New York
90 Washington Street
New York, NY 10286

Transfer Agent &
Dividend Disbursing Agent

Dreyfus Transfer, Inc.
P.O. Box 9671
Providence, RI 02940

Distributor

Premier Mutual Fund Services, Inc.
60 State Street
Boston, MA 02109


To obtain information:

By telephone
Call 1-800-645-6561

By mail Write to:
The Dreyfus Family of Funds
144 Glenn Curtiss Boulevard
Uniondale, NY 11556-0144

By E-mail Send your request
to info@dreyfus.com

On the Internet Information
can be viewed online or
downloaded from:
http://www.dreyfus.com


(c) 1999, Dreyfus Service Corporation            273AR995